Exhibit 4.02

SUPPLEMENTAL INDENTURE
(First Mortgage Bonds)

SOUTHWESTERN PUBLIC SERVICE COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

This Instrument Grants A Security Interest By A Utility.

This Instrument Contains After-Acquired Property Provisions.

The following addresses for the parties to this Supplemental Indenture No. 4 are set out in Section 108 of the Indenture hereinafter referred to:

Trustee:    Company:

U.S. Bank National Association    Southwestern Public Service Company
U.S. Bank Corporate Trust Services    Tyler at Sixth Street
60 Livingston Avenue, EP-MN-WS3C    Amarillo, Texas 79101
St. Paul, MN 55107-2292
Facsimile No. 651-495-8097
Attention: Joshua A. Hahn

Supplemental Indenture No. 4

Dated as of August 1, 2016

Supplemental to the Indenture
dated as of August 1, 2011

Filed as Texas Utility Security Instrument File No. 11-0022610194
as supplemented by Supplemental Indentures filed with the Texas Secretary of State

Filed with New Mexico Secretary of State on August 2, 2011, as Public Utility Filing No. 599,
as supplemented by Supplemental Indentures filed with the New Mexico Secretary of State

Establishing the Securities of Series No. 4,
Designated 3.40% First Mortgage Bonds, Series No. 4 due 2046

SUPPLEMENTAL INDENTURE NO. 4, dated as of August 1, 2016 between SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (hereinafter sometimes called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (hereinafter sometimes called the “Trustee”) under the Indenture, dated as of August 1, 2011 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 4. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been filed in the office of the Secretary of State of the State of New Mexico and in the office of the Secretary of State of the State of Texas, and notices with respect to such filings have been recorded in each county in New Mexico and each county in Texas in which the Company owns real property that is used or intended to be used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B for the purpose of establishing a series of securities.

The Company desires to establish a new series of Securities to be designated “3.40% First Mortgage Bonds, Series No. 4 due 2046,” such series of Securities to be hereinafter sometimes called “Series No. 4.”

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 4 to establish the Securities of Series No. 4 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 4 a valid agreement of the Company, and to make the Securities of Series No. 4 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 4 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 4, in and to all property (other than Excepted Property), real, personal and mixed, located in the State of Texas or in the State of New Mexico and used or intended to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including all right, title and interest of the Company in and to the following property (other than Excepted Property) so located and so used or intended to be so used: (a) all real property owned in fee, easements, servitudes, rights of way and other rights and interests in or relating to real property used or intended to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, including but not limited to that described in Schedule C hereto; (b) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, whether or not control or disposal of such substances is the exclusive function or purpose of such facilities, and other machinery and facilities for the generation of electric energy; (c) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (d) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (e) all buildings, offices, warehouses and other structures used or intended to be used in or in connection with the Electric Utility Business; (f) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or intended to be used in or in connection with the Electric Utility Business; (g) any or all of the foregoing properties in the process of construction; and (h) all other property, of whatever kind and nature, ancillary to or otherwise used or intended to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 709(d), Section 1203 and Section 1205 of the Original Indenture, all right, title and interest of the Company in and to all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 4 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 4;

Granting Clause Third

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Existing Liens, (b) Acquisition Liens, (c) Retained Interests and (d) any other Permitted Liens;

IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Eight of the Original Indenture; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 4

There are hereby established the Securities of Series No. 4, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)the title of the Securities of Series No. 4 shall be “3.40% First Mortgage Bonds, Series No. 4 due 2046”;

(b)the Securities of Series No. 4 shall initially be authenticated and delivered in the aggregate principal amount of $300,000,000. The Securities of Series No. 4 may be reopened and additional Securities of Series No. 4 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 4 will contain the same terms (including the Stated Maturity and interest rate), except for the public offering price and issue date, as the other Securities of Series No. 4. Any such additional Securities of Series No. 4, together with the Securities of Series No. 4 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $800,000,000;

(c)interest on the Securities of Series No. 4 shall be payable to the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d)the principal of the Securities of Series No. 4 shall be payable on August 15, 2046, the Stated Maturity for Series No. 4;

(e)the Securities of Series No. 4 shall bear interest at a rate of 3.40% per annum; interest shall accrue on the Securities of Series No. 4 from August 12, 2016 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be February 15 and August 15 in each year, commencing February 15, 2017 and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be February 1 and August 1 in each year, respectively (whether or not a Business Day);

(f)the Corporate Trust Office of U.S. Bank National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 4 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its office in Minneapolis, Minnesota as any such place or itself as the Security Registrar;

(g)the Securities of Series No. 4 shall be redeemable at the option of the Company at any time prior to their maturity at the redemption prices specified in the form of such Securities attached as Exhibit A hereto;

(h)not applicable;

(i)the Securities of Series No. 4 shall be issuable in denominations of $1,000 and multiples of $1,000 in excess thereof;

(j)not applicable;

(k)not applicable;

(l)not applicable;

(m)not applicable;

(n)not applicable;

(o)not applicable;

(p)not applicable;

(q)the Securities of Series No. 4 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)
such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)	such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)
the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)	the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)
(1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)not applicable;

(s)no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 4; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)not applicable; and

(u)	(i) If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 4 to have been satisfied and discharged prior to the

Maturity of such Securities, as provided in Section 801 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 801 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be.  The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii)
Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)
Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 4 to be deemed to have been paid for purposes of the Indenture, as provided in Section 801 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

The Securities of Series No. 4 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

ARTICLE TWO

Miscellaneous Provisions

This Supplemental Indenture No. 4 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 4, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 4 shall together constitute one and the same instrument.

If any provision of this Supplemental Indenture No. 4 limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 4 to be duly executed as of the day and year first above written.

SOUTHWESTERN PUBLIC SERVICE
COMPANY

By:	/s/ Brian J. Van Abel
Name: Brian J. Van Abel
Its: Vice President and Treasurer

STATE OF MINNESOTA        )
) ss.
COUNTY OF HENNEPIN        )

This instrument was acknowledged before me on the 3rd day of August 2016, by Brian J. Van Abel, the Vice President and Treasurer of Southwestern Public Service Company, a New Mexico corporation, on behalf of said corporation.

/s/ Sharon M. Quellhorst
Name: Sharon M. Quellhorst
Notary Public, State of Minnesota
My commission expires: January 31, 2020

(Seal, if any)

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By:	/s/ Joshua A. Hahn
Name: Joshua A. Hahn
Its: Vice President

STATE OF MINNESOTA    )
) ss.
COUNTY OF RAMSEY    )

This instrument was acknowledged before me on the 2nd day of August 2016, by Joshua A. Hahn, a Vice President of U.S. Bank National Association, a national banking association, on behalf of said national banking association.

/s/ Judy A. Galberth
Name: Judy A. Galberth
Notary Public, State of Minnesota
My commission expires: January 31, 2021

(Seal, if any)

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for
restrictions on transfer)

SOUTHWESTERN PUBLIC SERVICE COMPANY
3.40% First Mortgage Bond, Series No. 4 due 2046

Original Interest Accrual Date:	[ ]
Interest Rate:	3.40% per annum
Stated Maturity:	August 15, 2046
Interest Payment Dates:	February 15 and August 15
Regular Record Dates:	February 1 and August 1
CUSIP No.:	845743BQ5

This Security is not a Discount Security
within the meaning of the within-mentioned Indenture

__________________________

Principal Amount	Registered No.

$

SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing February 15, 2017 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to

Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank National Association in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 2011 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank National Association as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, such Redemption Date or Stated Maturity, as the case may be, to such Business Day.

This Security shall be redeemable at the option of the Company at any time prior to February 15, 2046, in whole or in part, at a “make whole” redemption price equal to the greater of (1) 100% of the principal amount of this Security being redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest on this Security, or portion hereof, being redeemed (excluding the portion of any such interest accrued to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 20 basis points plus, in each case, accrued and unpaid interest thereon to but excluding the Redemption Date.  This Security shall be redeemable at the option of the Company at any time

Exhibit A-2

on or after February 15, 2046, in whole or in part, at 100% of the principal amount of this Security being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

“Comparable Treasury Price” means (1) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for the Redemption Date, or (2) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all of the Reference Treasury Dealer Quotations.

“Independent Investment Banker” means Keybanc Capital Markets Inc., Mizuho Securities USA Inc. or U.S. Bancorp Investments, Inc., or their respective successors or, if such firms or successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer” means (1) Mizuho Securities USA Inc., a primary treasury dealer designated by each of Keybanc Capital Markets Inc. and U.S. Bancorp Investments, Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, Keybanc Capital Markets Inc., Mizuho Securities USA Inc. or U.S. Bancorp Investments, Inc., or their respective successors, provided, however, that if any of the foregoing or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.

“Treasury Yield” means, for any Redemption Date, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under

Exhibit A-3

the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Yield will be calculated on the third Business Day preceding the Redemption Date.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the

Exhibit A-4

principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate office of U.S. Bank National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the attachment, perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, that is not a day on which the offices of the Trustee in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are generally authorized or required by law or executive order to remain closed.

Exhibit A-5

All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit A-6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SOUTHWESTERN PUBLIC SERVICE
COMPANY

By:
Name:
Its:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

US BANK NATIONAL ASSOCIATION
as Trustee

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for DTC (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions

Exhibit A-7

if:  (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1002 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of SOUTHWESTERN PUBLIC SERVICE COMPANY and does hereby irrevocably constitute and appoint              , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

Exhibit A-8

SCHEDULE A

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee, was filed with the Secretary of State of the State of Texas on August 2, 2011 as Utility Security Instrument No. 11-0022610194.
In accordance with Texas Business and Commerce Code Section 261.011, a Notice of Utility Security Instrument Affecting Real Property was thereafter recorded in each Texas county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified Texas counties, of such Notice of Utility Security Instrument Affecting Real Property:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Andrews	8/3/11	112770	N/A	N/A
Armstrong	8/3/11	2011276	53	790
Bailey	8/3/11	201100016286	N/A	N/A
Borden	8/3/11	111124	N/A	N/A
Briscoe	8/3/11	11271	N/A	N/A
Carson	8/3/11	1100000862	N/A	N/A
Castro	8/3/11	59278	335	796
Cochran	8/3/11	13897	N/A	N/A
Cottle	8/3/11	2011-291	194	708
Crosby	8/3/11	235843	N/A	N/A
Dallam	8/2/11	164351	149	384
Deaf Smith	8/3/11	1493	N/A	N/A
Ector	8/3/11	201100011005	N/A	N/A
Floyd	8/3/11	110857	N/A	N/A
Foard	8/3/11	68419	247	71
Gaines	8/3/11	20113945	N/A	N/A
Garza	8/3/11	111229	N/A	N/A

Schedule A-1

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Gray	8/3/11	19194	N/A	N/A
Hale	8/3/11	2011002855	N/A	N/A
Hansford	8/3/11	78454	382	511
Hartley	8/3/11	100087	N/A	N/A
Hemphill	8/3/11	59371	N/A	N/A
Hockley	8/3/11	2996	N/A	N/A
Hutchinson	8/3/11	343845	1664	137
Lamb	8/3/11	1442	N/A	N/A
Lipscomb	8/3/11	N/A	502	782
Lubbock	8/3/11	2011026116	N/A	N/A
Lynn	8/3/11	20112298	N/A	N/A
Midland	8/3/11	15266	N/A	N/A
Moore	8/2/11	176902	702	18
Motley	8/3/11	N/A	102	237
Ochiltree	8/3/11	95434	N/A	N/A
Oldham	8/3/11	11429	N/A	N/A
Parmer	8/3/11	51211	N/A	N/A
Potter	8/2/11	1200092	N/A	N/A
Randall	8/2/11	2011012189	N/A	N/A
Roberts	8/3/11	44416	N/A	N/A
Sherman	8/3/11	23551	297	756
Swisher	8/3/11	2011-0678	392	314
Terry	8/3/11	252458	N/A	N/A
Wheeler	8/3/11	N/A	640	738

Schedule A-2

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Wilbarger	8/3/11	112766	636	602
Yoakum	8/3/11	20111463	N/A	N/A

Schedule A-3

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee, was filed with the Secretary of State of the State of New Mexico on August 2, 2011 under the Public Utility Act, receiving Public Utility Filing No. 599. Concurrently with such filing, a Uniform Commercial Code financing statement, to which a copy of such Indenture was appended as an exhibit, was filed in the Uniform Commercial Code records of the Secretary of State of the State of New Mexico on August 2, 2011 as UCC Filing No. 20110012866J.
In accordance with New Mexico Statutes Annotated, 1978, Section 62‑13‑11, a Notice of Filing of Indenture with New Mexico Secretary of State, to which a copy of such Indenture was appended as an exhibit, was thereafter recorded in each New Mexico county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of such Notice of Filing of Indenture with New Mexico Secretary of State:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/3/11	340593	N/A	N/A
Curry	8/3/11	110005245	N/A	N/A
Eddy	8/3/11	1107879	N/A	N/A
Lea	8/3/11	33578	N/A	N/A
Quay	8/3/11	201108030006	N/A	N/A
Roosevelt	8/3/11	20112258	N/A	N/A

Schedule A-4

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 1:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/8/11	340698	N/A	N/A
Curry	8/8/11	110005352	N/A	N/A
Eddy	8/8/11	1107998	N/A	N/A
Lea	8/8/11	33734	N/A	N/A
Quay	8/8/11	201108080003	N/A	N/A
Roosevelt	8/8/11	20112316	N/A	N/A

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 2:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/18/14	389726	N/A	N/A
Curry	6/18/14	157778190	N/A	N/A
Eddy	6/18/14	1824479	N/A	N/A
Lea	6/18/14	39612	N/A	N/A
Quay	6/18/14	20149266515	N/A	N/A
Roosevelt	6/18/14	20141875	N/A	N/A

Schedule A-5

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 3:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	6/18/14	389727	N/A	N/A
Curry	6/18/14	157778191	N/A	N/A
Eddy	6/18/14	1824480	N/A	N/A
Lea	6/18/14	39613	N/A	N/A
Quay	6/18/14	20149266516	N/A	N/A
Roosevelt	6/18/14	20141876	N/A	N/A

Schedule A-6

SCHEDULE B

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding

August 3, 2011	1	$400,000,000	$400,000,000
June 1, 2014	2	$250,000,000	$250,000,000
June 1, 2014	3	$350,000,000	$350,000,000

Schedule B-1

SCHEDULE C

DESCRIPTION OF PROPERTY

The property referred to in Granting Clause Second of the Indenture includes, without limitation, the Company’s right, title and interest in and to the Lands and Water Rights in the State of Texas and the State of New Mexico described below, together with all property related, used or appurtenant thereto of the kind and nature described in Granting Clause First (other than Excepted Property).

THE FOLLOWING PROPERTIES ARE IN THE STATE OF TEXAS.

1.
Lands. The following described real property (the “Lands”) acquired by the Company in the years 2014, 2015 and 2016 or acquired by the Company in prior years and not previously identified and described in the Indenture:

Andrews County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5205	Andrews Substation	Document No. 14-6868, Deed Records, Andrews County, Texas executed by Waste Control Specialist, LLC, dated Dec. 16, 2014 and recorded Dec. 30, 2014 as to the following property:

a 40.001+ acre tract of land out of Section 5, Block A-39, Public School Land Survey, Andrews County, Texas, further being out of a tract of land being described in that certain instrument recorded in Volume 986, Page 702 et seq., Deed Records, as filed in the Office of the County Clerk of Andrews County, Texas, said 40.00+ acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. July 24, 2014 and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System-Zone 13N, NAD (1983) using GPS relative positioning techniques based on OPUS on July 8, 2014, Combined Scale Factor = 0.99984888)

COMMENCING at a galvanized bolt in a stone mound found for the Northeast corner of said Section 5, from whence a 1/2” iron rod with cap stamped “FURMAN RPLS” set for the Southeast corner of said Section 5 bears, S. 00° 53’ 07” E. (Base Line) 5290.60 feet.

Schedule C-1

THENCE, S. 00° 53’ 07” E. 2982.10 feet along the East line of said Section 5 to a point on the South right-of-way line of RM 87, being described in that certain instrument recorded in Volume 47, Page 77, as filed in the Office of the County Clerk of Andrews County, Texas;

THENCE, S. 89° 00’ 57” W. 3485.81 feet along said South right-of-way line to a 1/2” iron rod with cap stamped “FURMAN RPLS” set for the Northeast and BEGINNING CORNER of this tract of land;

THENCE, S. 01° 00’ 54” E. 1319.90 feet to a 1/2” iron rod with cap stamped “FURMAN RPLS” set for the Southeast corner of this tract of land;

THENCE, S. 89° 00’ 57” W. 1319.90 feet to a 112” iron rod with cap stamped “FURMAN RPLS” set for the Southwest corner of this tract of land, same being a point on the East line of a Southwestern Public Service Company easement being described in that certain instrument recorded in Volume 638, Page 449, as filed in the Office of the County Clerk of Andrews County, Texas; THENCE, N. 01° 00’ 54” W. 1319.90 feet along the East line of said easement to a 1/2” iron rod with cap stamped “FURMAN RPLS” set for the Northwest corner of this tract of land;

THENCE, N. 89° 00’ 57” E. 1319.90 feet along said South right-of-way line to the POINT OF BEGINNING,

containing 40.00 acres, more or less.

Carson County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5204	Martin Substation

Document No. 2014-00000822, Volume 614, Page 20 et seq.,  Official Public Records, Carson County, Texas, executed by Andy McCathern, Independent Executor, et al., dated May 21, 2008 and recorded June 24, 2014

Schedule C-2

as to the following property:

an 8.26 acre (360,000 square foot) tract of land lying in the Northwest corner of Section 55, Block T. B. S. & F. Survey, Carson County, Texas, being more particularly described by metes and bounds as follows:

BEGINNING at a 3/8” iron rod with cap marked “HBD” set for the Northwest corner of said Section 55 and of this tract, whence a 3/8” iron rod with cap marked “HBD” set for reference near a fence line bears North 00° 00’ 53” West, 30.00 feet;

THENCE, North 89° 19’ 07” East, along the North line of said Section 55, a distance of 600.00 feet to the Northeast corner of this tract;

THENCE, South 00° 08’ 55” East, parallel with the West line of said Section 55, at a distance of 30.00 feet pass a 3/8” iron rod with cap marked “HBD” set for reference, continue for a total distance of 600.00 feet to a 3/8” iron rod with cap marked “HBD” set for the Southeast corner of this tract;

THENCE, South 89° 19’ 07” West, parallel with the North line of said Section 55, at a distance of 570.00 feet pass a 3/8” iron rod with cap marked “HBD” set for reference, continue for a total distance of 600.00 feet to a point on the West line of said Section 55, the Southwest corner of this tract;

THENCE, North 00° 08’ 55” West, along the West line of said Section 55, a distance of 600.00 feet to the POINT OF BEGINNING;

containing 8.26 acres (360,000 square feet), more or less.

Deaf Smith County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5220	Deaf Smith Interchange Parcel 2	Document No. 15-1153, Official Public Records, Deaf Smith County, Texas executed by BEJS Feeders, Inc. and dated June 29, 2015 and recorded July 15, 2015

Schedule C-3

as to the following property:

A 15.68 acre tract of land, more or less, out of Section 41, Block K-3, SK & K Survey, Deaf Smith County, Texas, further being out of that certain 101.627 acre tract of land described in that certain instrument recorded in Clerk’s File No. 02-1333 as filed in the Official Public Records of Deaf Smith County, Texas, said 15.68 acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. on October 13, 2014 and being described by metes and bounds as follows:

COMMENCING at a railroad spike found for the Northeast corner of said Section 41, same being the Northeast corner of said 101.627 acre tract of land, from whence a railroad spike found for the Northwest corner of said Section 41 bears South 9°10’ 52” West 5280.54 feet;

THENCE, South 89° 10’ 52” West 1354.05 feet along the North line of said Section 91 to a “X” in concrete set for the BEGINNING CORNER of this tract of land;

THENCE, South 28° 51’ 01” West 1040.57 feet to a ½ inch iron rod with cap stamped “Furman RPLS” set;

THENCE, South 89° 10’ 52” West 897.48 feet to a ½ inch iron rod with cap stamped “Furman RPLS” set;

THENCE, North 00° 45’ 16” West 357.33 feet to a point being the Southwest corner of that certain 7.818 acre tract of land described in that certain instrument recorded in Volume 236, Page 179 as filed in the Official Public Records of Deaf Smith County, Texas, from whence a 3/8 inch iron rod with cap found on the West line of said 7.818 acre tract of land bears North 00° 46’ 16” West 58.00 feet;

THENCE, North 89° 13’ 44” East 660.09 feet to a 3/8 inch iron rod with cap found for the Southeast corner of said 7.818 acre tract of land;

THENCE, North 00° 46’ 16” West at 516.07 feet pass a ½ inch iron road found for the Northeast corner of said 7.818 acre tract of land, continuing a total distance of 547.37 feet to a point being on the north line of said Section 41; and

THENCE, North 89° 10’ 52” East 751.70 feet along the North line of said Section 41 to the POINT OF BEGINNING containing 15.68 acres, more or less.

Schedule C-4

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5219	La Plata Substation	Document No. 15-2118, Official Public Records, Deaf Smith County, Texas executed by City of Hereford, Texas and dated December 16, 2015 and recorded December 30, 2015 as to the following property:

A 2.497 acre tract of land, more or less, lying in Section 82, Block K-3, Deaf Smith County, Texas and being further described by metes and bounds as follows:

BEGINNING at a point in the North line of Section 82, whence a 3/8 inch iron pipe found for the Northeast corner of Section 82 bears North 89 degrees 16 minutes 34 seconds East, 239.13 feet;

THENCE, South 00 degrees 43 minutes 26 seconds East, at a distance of 20.0 feet pass a 1/2 inch iron rod with cap marked “HBD” set for reference in the South physical right of way of Fifteenth Street, continue for a total distance of 370.00 feet to a 1/2 inch iron rod with cap marked “HBD” set for corner;

THENCE, South 89 degrees 16 minutes 34 seconds West, a distance of 294.00 feet to a 1/2 inch iron rod with cap marked “HBD” set for corner;

THENCE, North 00 degrees 43 minutes 26 seconds West, at a distance of 350.0 feet pass a 1/2 inch iron rod with cap marked “HBD” set for reference in the South physical right of way of Fifteenth Street, continue for a total distance of 370.00 feet to a 1/2 inch iron rod with cap marked “HBD” set for corner in the North line of Section 82; and

THENCE, North 89 degrees 16 minutes 34 seconds East, along the North line of Section 82, a distance of 294.00 feet to the POINT OF BEGINNING.

Schedule C-5

Gaines County, Texas

SPS Id. No.	Common Name	Deeds into Southwestern Public Service Company Recorded at
313	Flanagan Substation
Volume 145, Page 286 et seq., Deed Records, Gaines County, Texas, executed by Guy McGill and Katherine McGill dated May 17, 1955 and recorded May 17, 1955; and at Clerk’s File No. 2005-1367, Official Public Records, Gaines County, Texas, executed by Utility Engineering Corporation dated April 6, 2005, and recorded April 7, 2005 as to the following property:

A tract of land a part of Section 4, Block A-22, Public School Lands, Gaines County, Texas, said tract being more particularly described as follows:

BEGINNING at a 3/4” iron pipe set under fence in North line of Section 4, Block A-22, 40 feet from NE corner of Section 4. Said pipe is 2 feet North of East-West Utility pole line; 11.5 feet East of North-South Utility pole line and 11 feet South of the fence going West;

THENCE, S. 74° 11’ W. 100 feet to a 3/4” iron pipe;

THENCE, S. 15° 49’ E. 150 feet to a 3/4” iron pipe;

THENCE, 74° 11’ E. 100 feet to a 3/4” iron pipe under fence; and

THENCE, N. 15° 49’ W. 150 feet to the PLACE OF BEGINNING.

Schedule C-6

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5203	Higg East Substation	Document No. 2014-4726, Official Public Records, Gaines County, Texas, executed by XTO Energy, dated July 11, 2014 and recorded August 4, 2014 as to the following property:

a 4.70+ acre tract of land out of Sections 453 and 454, Block G, C. C. S. D. & R .G. N. G. R.R. Co. Survey, Gaines County, Texas, further being out of a tract of land described in that certain instrument recorded in Instrument #2006-1695, of the Official Public Records of Gaines County, Texas, said 4.70+ acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc., May 27, 2014 and, being more particularly described by metes and bounds as follows:

(Bearings and Distances are Grid Texas State Plane Coordinate System-North Central Zone, NAD (1983) based on GPS relative positioning techniques on an OPUS on August 29, 2013. Combined Scale Factor = 0.99970976)

COMMENCING at a 3/4 inch iron rod with aluminum cap stamped “Furman Land Surveyors Section Corner Firm #100924” set for the-Southwest corner of said Section 454, from whence a 100# nail found for the Northwest corner of said Section 454 bears N. 02° 22’ 20” E. (Base line) 5300.88 feet;

THENCE, N. 02° 22’.20” E. 40.71 feet along the West line of said Section 454 to a point in the Northeasterly Right-of-Way line of F. M. Road 1757;

THENCE, S. 42° 43’ 35” E 35.37 feet along said Northeasterly Right-Of-Way line to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Southwest corner and BEGINNING CORNER of this tract of land;

THENCE, N. 44° 31’ 20” E. 583.91 feet to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Northwest corner of this tract of land;

THENCE, S. 88° 40’ 25” E. 302.56 feet to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Northeast corner of this tract of land;

THENCE, S. 02° 22’ 20” W. 415.12 feet to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Southeast corner of this tract of land;

Schedule C-7

THENCE, N. 87° 38’ 49” W. 586.63 feet to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for an interior jog corner of this tract of land;

THENCE, S. 47° 16’ 25” W. 92.42 feet passing the common line of said Section 454 and 453 to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the most Southerly corner of this tract of land in the Northeasterly Right-of-Way line of said F. M. Road 1757; and

THENCE, N. 42° 43’ 35” W: 60.00 feet along said Northeasterly Right-of-Way line passing the common line of said Sections 453 and 454 to the PLACE OF BEGINNING and containing 4.70 acres, more or less.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5214	Gaines County Generation Plant

Tract 1: Document No. 2015-4403, Official Public Records, Gaines County, Texas executed by A.L.H.M., Inc. and dated August 3, 2015 and recorded August 4, 2015;

Tract 2: Document No. 2015-4405, Official Public Records, Gaines County, Texas executed by F.A.C.E., Inc. and dated August 3, 2015 and recorded August 4, 2015;

Tract 3: Document No. 2015-4404, Official Public Records, Gaines County, Texas executed by 3 JK’s, Inc., Inc. and dated August 3, 2015 and recorded August 4, 2015;

Tract 4: Document No. 2015-4407, Official Public Records, Gaines County, Texas executed by J.D.C. Farms and dated August 3, 2015 and recorded August 4, 2015; and

Schedule C-8

Tract 5: Document No. 2015-4406, Official Public Records, Gaines County, Texas executed by A.J.K., Inc. and dated August 3, 2015 and recorded August 4, 2015 as to the following property:

Tract 1: The Southwest one-fourth (SW/4) and the Southwest One-half of the Southeast One-Fourth (SW/2 of SE/4) of Section 6, Block A-12, Public School Land, Gaines County, Texas.

Tract 2: The Northwest One-fourth (NW/4) of Section 6, Block A-12, Public School Land, Gaines County, Texas.

Tract 3: The Northeast One-fourth (NE/4) and the Northeast One-half of the Southeast One-fourth (NE/2 of SE/4) of Section 6, Block A-12, Public School Land, Gaines County, Texas.

Tract 4: The West One-half (W/2) of Section Seven (7), Block A-12, Public School Land, Gaines County, Texas.

Tract 5: The East One-half (E/2) of Section Seven (7), Block A-12, Public School Land, Gaines County, Texas.

Schedule C-9

Gray County, Texas

SPS Id. No.	Common Name	Deeds into Southwestern Public Service Company Recorded at
362 1200	Kirby Substation Parcel 1 Parcel 2

Parcel 1: Volume 721, Page 455 et seq., Deed Records, Gray County, Texas, dated September 29, 1997 and recorded September 30, 1997 (“Parcel 1”); and

Parcel 2: Volume 721, Page 453 et seq., Deed Records, Gray County, Texas, executed by Leon Schaffer dated September 29, 1997 and recorded September 30, 1997 (“Parcel 2”)

as to the following property:

Parcel 1: Parcel acquired by deed in Volume 721, Page 453 et seq., Deed Records, Gaines County, Texas, executed by Leon Schaffer dated September 29, 1997 and recorded September 30, 1997, and containing 1.102 acres, more or less.

Parcel 2: A tract of land located in the northeast part of Section Number 106, Block B-2 of the H&GN RR Co. lands, Gray County, Texas, and being more particularly described as follows:

Beginning at the northeast corner of said Section No. 106, a point in the center of FM 2477 from which a found concrete monument highway right of way marker bears S 0° 21’ 14” E along the east line of said Section 106, 50.00 feet;

THENCE, S 0° 21’ 14” E along the east line of said Section No. 106 a distance of 240.00 feet to a set 1/2’ rebar with aluminum cap the southeast corner of this tract;

THENCE, S 89° 27 ‘00” W along a line parallel to the north line of said Section No. 106 a distance of 58.00 feet to a set 1/2’ rebar with aluminum cap the southwest corner of this tract;

Schedule C-10

THENCE, N 0° 21’ 14” W along a line parallel to the east line of said Section No. 106 a distance of 240,00 feet to a point in the center of FM 2477 from which a witness corner a set 1/2’ rebar with aluminum cap bears S 0° 21’ 14” E, 50.00 feet; and

THENCE, N 89° 27’ 00” E along the north line of said Section 106 a distance of 58.00 feet to the point of beginning,

containing 0.320 acres, more or less.

Hale County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5202	Tuco Plant Deed 6	Document No. 2014-002963, Official Public Records, Hale County, Texas, executed by Mark W. Laney, dated April 26, 2013 and recorded August 28, 2014 as to the following property:

A tract of land being, more or less, 8.6 acres of the NE part of the NE/4 of Section Nine (9), Block C-2, Abstract 445, Hale County, Texas, being more particularly described in a Warranty Deed dated January 23, 2006, in Volume 1029, Page 253 of the Deed Records in Hale County, Texas.

Hutchinson County

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
492	Riverview Plant	Volume 92, Page 286 et seq., executed by Panhandle Power & Light Company dated September 17, 1942, and recorded September 18, 1942, Deed Records, Hutchinson County, Texas,

Schedule C-11

as to the following property:

Part of Section Sixty-Eight (68), Block Forty-Six (46), Original Grantee, H. & T. C. Railway Company, particularly described by metes and bounds as follows:

BEGINNING at a point on the West line of said Section 68, Block 46, Hutchinson County, Texas, which point is 3665 feet in a Northerly direction from the Southwest corner of said Section 68;

THENCE, East a distance of 1200 feet;

THENCE, North a distance of 600 feet;

THENCE, West a distance of 1200 feet to the West Line of said Section 68; and

THENCE, South along the West line of said Section 68 a distance of 600 feet to the PLACE OF BEGINNING, and containing 16.53 acres, more or less.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
509	Pringle Interchange	Volume 531, Page 302 et seq., executed by Oliver Woodville Jarvis and Vern B. Jarvis dated June 18, 1986, and recorded June 18, 1986, Deed Records, Hutchinson County, Texas

as to the following property:

A tract of land in Hutchinson County, Texas described as follows:

BEGINNING at the Southeast corner of Section 93, Block 5-T, T & NO RR Co. Survey, Hutchinson County, Texas;

THENCE, North 40 feet to the place of beginning of this tract;

THENCE, North 0° 58’ 56” East 722.99 feet to the Northeast corner of this tact;

THENCE, North 88° 57’ 37” West 722.99 feet to the Northwest corner of this tract;

Schedule C-12

THENCE, South 0° 58’ 56” 722.99 feet to the North right of way line for County road and the Southwest corner of this tract; and

THENCE, South 88° 57’ 37” East 722.99 feet along the North right of way line of the County road to the PLACE OF BEGINNING.

Lamb County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5225	Rocky Ford Substation	Document No. 00064, Vol. 741, Page 248 et seq., Official Public Records, Lamb County, Texas, executed by John W. Synatschk and Carla S. Synatschk, dated April 6, 2016 and recorded April 6, 2016 as to the following property:

A 5.00± acre tract of land out of Section 20, Block T-1, T. A. Thompson Survey, Lamb County Texas, also being out of that certain 585.88 acre tract of land being described in that certain instrument recorded in Volume 420, Page 931 as filed in the Official Public Records of Lamb County, Texas, said 5.00± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. on May 20, 2015 and being described by metes and bounds as follows:

(Bearings and Distances are Grid UTM Coordinate System-Zone 13 N, NAD (1983) using GPS relative positioning techniques based on an OPUS on April 2, 2015. Combined Scale Factor = 1.0001897)

COMMENCING at a point being the most Easterly Northeast corner of said 585.88 acre tract of land, same being a point in the West Right-of-Way line of U.S. Highway 385 and also being a point on the common line of said Section 20 and Section 16, Block T-I, T. A. Thompson Survey, Lamb County, Texas, from whence a ½ inch iron rod found for a jog comer of said 585.88 acre tract of land bears S. 89°13’19” W. 994.52 feet, and from whence a ½ inch iron pipe found in the East Right-of-Way line of said U.S. Highway 385, also being a point on the common line of said Section 20 and Section 16 bears N. 89°13’19” E. 100.02 feet, and from whence a 5/8 inch iron rod found for the common corner of Sections 15, 16, 21 and 22, Block T-1, T. A. Thompson Survey, Lamb County, Texas bears N. 89°13’19” E. (Base Line) 5331.49 feet;

Schedule C-13

THENCE S. 00°48’02” E, 1802.97 feet along the East line of said 585.88 acre tract of land, same being the West Right-of-Way line of said U.S. Highway 385 to a ½ inch iron rod with cap stamped “FURMAN RPLS” set for the Northeast and BEGINNING CORNER of this tract of land;

THENCE S. 00°48’02” E. 566.00 feet continuing along the East line of said 585.88 acre tract of land, same being the West Right-of-Way line of said U.S. Highway 385 to a ½ inch iron rod with cap stamped “FURMAN RPLS” set for the Southeast corner of this tract of land;

THENCE N. 70°50’23” W. 478.76 feet to a ½ inch iron rod with cap stamped “FURMAN RPLS” set for the Southwest corner of this tract of land;

THENCE N. 00°48’02” W. 402.56 feet to a ½ inch iron rod with cap stamped “FURMAN RPLS” set for the Northwest corner of this tract of land;

THENCE N. 89°11’58” B. 450.00 feet to the POINT OF BEGINNING, and containing 5 acres, more or less.

Lipscomb County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5200	Lipscomb Substation	Document No. 59682, Vol. 538, Page 338, et seq., Official Public Records, Lipscomb County, Texas, executed by J.D. Latham, dated May 12, 2014 and recorded May 29, 2014 as to the following property:

A 6.03 acre tract of land out of Section 118, Block 10, H. T. & B. R. R. Co. Survey, Lipscomb County, Texas, further being out of Lot 14, Out Lots Lying Adjacent to Booker, Lipscomb County, Texas, according to the recorded map or plat thereof recorded in Volume 25, Page 586 et seq., of the Deed Records of Lipscomb County, Texas, said 6.03 acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. September 7, 2013 and being more particularly described by metes and bounds as follows:

Schedule C-14

COMMENCING at a mag nail found for the Northeast corner of said Section 118, from whence a nail with shiner found for the Southeast corner of said Section 118 bears S. 00° 14’ 49” E. (Base Line) 5279.71 feet;

THENCE, S. 00° 14’ 49” E. 2038.30 feet along the East line of said Section 118 to a point;

THENCE, S. 89° 37’ 58” W. 50.00 feet to a 1/2 iron rod with cap stamped “Furman RPLS” set in the West Right-of-Way line of F. M. Road 23 for the Northeast and BEGINNING CORNER of this tract of land;

THENCE, S. 00° 14’ 49” E. 466.70 feet along said West Right-of-Way line to a point in the common line of said Lot 14 and a 30 foot parcel of land as shown on said plat of Out Lots Lying Adjacent to Booker, in said Volume 25, Page 586 for the Southeast corner of this tract of land;

THENCE, S. 89° 37’ 58” W. 562.47 feet along said common line to a 1/2 inch iron rod with cap stamped “Furman RPLS” set in the common line of said Lot 14 and the East line of Golden Spread Addition to the City of Booker, Lipscomb County, Texas, according to the recorded map of plat thereof recorded in Volume 220, Page 874, of the Deed Records of Lipscomb County, Texas, for the Southwest corner of this tract of land;

THENCE, N. 00° 21’ 54” W. 466.70 feet along said common line to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Northwest corner of this tract of land; and

THENCE, N. 89° 37’ 58” E. 563.44 feet to the PLACE OF BEGINNING and containing 6.03 acres, more or less.

Parmer County, Texas

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
839 (5505)	Cargill Substation	Volume 265, Page 274 et seq., dated October 15, 1998, and recorded November 3, 1998, Deed or Official Public Records, Parmer County, Texas,

as to the following property:

Schedule C-15

An undivided 25% interest in and to a parcel of land, located in the NE 1/4 of the NE 1/4 of Section 23, Township 3 South, Range 3 East, Capitol Syndicate Subdivision, being part of a tract conveyed to David and Rene’ Hough as recorded in Volume 260, Page 259 of the Parmer County records, and being more particularly described as follows:

COMMENCING at the northeast corner of said Section 23, a found 2” iron pipe;

THENCE, S. 88° 53’ 18” W., along the north line of said Section 23, a distance of 30.01 feet to a set 1/2” rebar with an aluminum cap, on the west right-of-way line of County Road No. 17, the true POINT OF BEGINNING of this survey, said point being the northeast corner of said surveyed parcel;

THENCE, S. 0° 01’ 00” W., along the west right-of-way line of said County Road No 17, a distance of 850.00 feet to a set 1/2” rebar with an aluminum cap, the southeast corner of said surveyed parcel;

THENCE, S. 88° 53’ 18” W., parallel with the north line of said Section 23, a distance of 280.00 feet to a set 1/2” rebar with an aluminum cap, the southwest corner of said surveyed parcel;

THENCE, N. 00° 01’ 00” E., parallel with the west right-of-way line of said County Road No. 17, a distance of 850.00 feet to a set 1/2” rebar with an aluminum cap, the northwest corner of said surveyed parcel;    and

THENCE, N. 88° 53’ 18” E., along the north line of said Section 23, a distance of 280.00 feet to the POINT OF BEGINNING,

containing 5.463 acres, more or less.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5216	Distribution Guy Line

Volume 114, Page 543 et seq., Deed or Official Public Records, Parmer County, Texas, dated January 18, 1960, and recorded February 8, 1961, and corrected by Deed dated November 3, 1961, and recorded November 15, 1961, in Volume 117, Page 310 et seq., Deed or Official Public Records, Parmer County, Texas,

Schedule C-16

as to the following property:

A tract of land out of the N.W. corner of Section 15, Township 7 south of the Capitol Syndicate Subdivisions in Parmer County, Texas, and being a tract out of the west part of a tract of land owned by the Gulf Oil Corporation.

BEGINNING at an iron pin in the south right of way line for the P. & S.F. R.R. and at the N.E. corner of the Townsite of Bovina, and also being the N.W. corner of Section 15, Township 7 South;

THENCE, S. 39° 49’ E. along the East line of said Bovina Townsite, 31.7 feet to an iron pin at the back of a curb set for the paving along North Street;

THENCE, N. 57° 47’ E. along the back of said curb, 40.35 feet to an iron pin;

THENCE, N. 39° 49’ W. 37.0 feet to an iron pin in the said south right of way line; and

THENCE, S. 50° 11’ W. along said right of way, 40.0 feet to the PLACE OF BEGINNING.

Potter County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
881	Highland Park Substation

Volume 1218, Page 447 et seq., executed by Bernice Beville and P. A. Beville dated March 20, 1974, and recorded April 5, 1974, Deed Records, Parmer County, Texas,

Volume 1218, Page 451 et seq., executed by Helen Taggart dated March 28, 1974, and recorded April 5, 1974, Deed Records, Parmer County, Texas,

Volume 1218, Page 451 et seq., executed by Della Longstreth et al  dated March

Schedule C-17

20, 1974, and recorded April 5, 1974, Deed Records, Parmer County, Texas,

Volume 1218, Page 454 et seq., executed by Gladys Dickson et al dated March 20, 1974, and recorded April 5, 1974, Deed Records, Parmer County, Texas,

Volume 3590, Page 264 et seq., executed by Utility Engineering Corporation dated April 6, 2005, and recorded April 7, 2005, Official Public Records, Parmer County, Texas

as to the following property:

A tract of land out of Section 26, Block 2, AB & M Survey, Potter County, Texas, and being described by metes and bounds as follows:

BEGINNING at a copper rod in the West R.O.W. line of Masterson Road and the North R.O.W. line of the Santa Fe Railroad, whence the Northeast corner of Section 26 bears North 69° 19’ 20” East, 37.40 feet and North 00° 02’ 36” West 4749.46 feet;

THENCE, S. 69° 19’ 20” W., along the Northerly R.O.W. line of the Santa Fe Railroad, a distance of 327.74 feet to a copper road;

THENCE, N. 20° 40’ 40” W., 220.0 feet to a copper rod, the Northwest corner of this tract;

THENCE, 69° 19’ 20” E. parallel with the North R.O.W. line of the Santa Fe Railroad, a distance of 410.56 feet to a copper rod, in the West R.O.W. line of Masterson Road;

THENCE, S. 00° 02’ 56” E., 235.07 feet to the BEGINNING CORNER of this tract and containing 1.8644 acres, more or less.

Schedule C-18

Randall County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
1201	Spring Draw Substation	County Clerk’s File No. 2005026112, executed by Latham & Company dated December 8, 2005, and record December 13, 2005,

as to the following property:

A tract of 1.50 acres out of that certain tract or parcel of land as conveyed to Latham & Company by instrument recorded in Volume 197, Page 335 et seq., Deed Records of Randall County, Texas, being situated in Section 34, Block 1, T. T. R.R. Survey, Randall County, Texas, being further described by metes and bounds as follows:

BEGINNING at an ½” rebar with red plastic cap marked “Apex 5275-5718” (such type rebar hereafter being referred to as an APEX cap) set for the Southeast corner of this tract, whence the Northeast corner of Section 34 bears S. 89° 46’ 55” E. - 1832.7 feet and N. 00° 04’ 00” E. - 2648.3 feet;

THENCE, N. 89° 46’ 55” W. for a distance of 255.62 feet to an Apex cap set for the Southwest corner of this tract, whence a Keys cap found for the Southwest corner of that certain tract of parcel as conveyed to Linda S. Acton by instrument as recorded in Clerk’s File No. 01 19751, Official Public Records of Randall County, Texas, bears N. 89° 46’ 55” W. - 3046.61 feet;

THENCE, N. 00° 13’ 05” E. for a distance of 255.62 feet to an Apex cap set for the Northwest corner of this tract;

THENCE, S. 89° 46’ 55” E. for a distance of 255.62 feet to an Apex cap set for the Northeast corner of this tract;

THENCE, S. 00° 13’ 05” W. for a distance of 255.62 feet to the POINT OF BEGINNING,

containing 1.50 acres of land, more or less.

Schedule C-19

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
1202	Amarillo South ROW	County Clerk’s File No. 20024839, Official Public Records, Randall County, Texas executed by Laura Janet SoRelle Woolsey and Charles Arthur SoRelle dated March 5, 2002, and recorded March 7, 2002 as to the following property:

All of that portion of the north one-half of Section 180, that lies west of the railroad, being in Block 2, AB & M Railroad Company Survey, Randall County, Texas, being 10.316 acres more or less, further described by metes and bounds as follows:

BEGINNING at a 5/8” iron rod, the Northwest corner of Section 180, Block 2, AB & M Survey, Randall County, Texas, the Northwest and beginning corner of this survey;

THENCE, North 89º 57’ 12” East along the North line of Section 180 a distance of 523.58 feet to a ½” iron rod in the West R.O.W. line of the Santa Fe Railroad, the Northeast corner of this survey;

THENCE, South 16º 50’ 19” West along said R.O.W. 1793.4 feet to a ½” iron rod in the West line of Section 180, the most Southerly point of this survey; and

THENCE, North 00º 08’ 13” West along the West line of Section 180 a distance of 1716.09 feet to the PLACE OF BEGINNING, and containing 10.316 acres, more or less.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5228	Canyon Service Center	Document No. 2016002948, Official Public Records, Randall County, Texas, executed by Chris Cabbiness, dated February 22, 2016 and recorded February 25, 2016

Schedule C-20

as to the following property:
A 9.74 acre± tract of land out of the Northwest portion of Section 111, Block 6, I. & G. N. Railroad Company Survey, Randall County, Texas and being a portion of a tract of land as described in that certain instrument of conveyance recorded in Volume 433, Page 116 of the Deed Records of Randall County, Texas, said 9.74 acre± tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. on May 1, 2015 and being more particularly described by metes and bounds as follows:
COMMENCING - at a 1/2 inch iron rod with cap stamped “1912” found at the Northwest corner of said Section 111;
THENCE, North 89° 53’ 55” East (base line) along the North line of said Section 111, at 77.11 feet passing a highway right-of-way monument found as called for in the Easterly right-of-way line of Interstate Highway No. 27, at the Northwest corner of a 5.449 acre tract of land as described in that certain instrument of conveyance recorded under Clerk’s File No. 2011005579 (Tract 2) of the Official Public Records of Randall County, Texas, continuing for a total distance of 645.31 feet to a 1/2 inch iron rod with cap stamped “HDB” found as called for at the Northeast corner of said 5.449 acre tract of land, same point being the Northwest and BEGINNING CORNER of the herein described tract of land;
THENCE, North 89° 53’ 55” East continuing along the North line of said Section 111, a distance of 375.90 feet to a 1/2 inch iron rod with cap stamped “1912” found as called for at the Northwest corner of a 15.11 acre tract of land as described in that certain instrument of conveyance recorded under Clerk’s File No. 2015001409 of the Official Public Records of Randall County, Texas, same point being the Northeast corner of this tract of land, from whence a 5/8 inch iron rod found as called for at the Northeast corner of said Section 111 bears North 89° 53’ 55” East, 4373.35 feet;
THENCE, South 00° 19’ 41” West, 1401.37 feet along the West line of said 15.11 acre tract of land, to a 1/2 inch iron rod with cap stamped “1912” found as called for in the Easterly right-of-way line of said Interstate Highway No. 27 at the Southwest corner of said 15.11 acre tract of land, same point being the Southeast corner of this tract of land;
THENCE, North 33° 46’ 25” West, 680.23 feet along the Easterly right-of-way line of said Interstate Highway No. 27 to a 1/2 inch iron rod with cap stamped “HDB” found as called for at the Southeast corner of said 5.449 acre tract of land, same point being the Southwest corner of this tract of land;
THENCE, North 00° 42’ 16” East, 835.31 feet along the East line of said 5.449 acre tract of land to the PLACE OF BEGINNING, and containing 9.74 acres, more or less.

Schedule C-21

Sherman County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5225	Texhoma Property	Volume 81, Page 214 et seq., executed by F. D. Mason Jr. And Ila B. Mason dated October 3, 1949, and record October 6, 1949 as to the following property:

That portion of Block 37, Texhoma, Texas that lays within the following boundaries:

BEGINNING in the Southwest corner of Block 37 where Moorman Street joins Highway 54,

THENCE, due East along North side Moorman Street a distance of Seventy Five feet (75’);

THENCE, due North a distance of Forty Four and Four Tenths feet (44.4’); and

THENCE, due West Thirteen feet (13’),Thence southwest along the south right-of-way line of Highway 54 to the POINT OF BEGINNING.

Terry County, Texas

SPS Id. No.	Common Name	Deeds into Southwestern Public Service Company Recorded at
5213	Prentice Substation

Volume 319, Page 129 et seq.,
Deed Records, dated February 12, 1970, and filed for record March 2, 1970 Terry County, Texas, and Volume 658, Page 472 et seq., Deed Records, dated December 31, 2000, and recorded January 9, 2001 Terry County, Texas as to the following property:

Schedule C-22

A tract of land in the Northeast corner of Section 22, Block K. Public School Land, Terry County, Texas, said tract being more particularly described as follows:

BEGINNING at a point lying 382.7 feet South and 50.0 feet West of the Northeast corner of said Section 22, said point being the intersection of the South line of farm-to-market road FM 2196 as now located and the West line of a North-South county road along the East side of said Section 22 as now located and being marked by a pipe;

THENCE, South 89 deg. 48 min. 34 sec. West, a distance of 174.24 feet to an iron pipe;

THENCE, South 0 deg, 03 min. 15 sec. West, a distance of 250.0 feet to a point;

THENCE, North 89 deg, 48 min. 34 sec. East, a distance of 174.24 feet to an iron pipe; and

THENCE, North 0 deg, 03 min. 15 sec. East, a distance of 250.0 feet to the PLACE OF BEGINNING,

containing one acre, more or less.

Yoakum County, Texas

SPS Id. No.	Common Name	Deeds into Southwestern Public Service Company Recorded at
5215	Denver City Vacant Land

Parcel 1: Volume 70, Page 113 et seq., Deed Records, executed by Texas-New Mexico Utilities Company dated September 17, 1942, and recorded December 3, 1947 Yoakum County, Texas (“Parcel 1”); and

Parcel 2: Volume 88, Page 432 et seq., Deed Records, executed by Elias Ivey and Ore Ivey dated December 6, 1946, and recorded March 7, 1947, Yoakum County, Texas (“Parcel 2”)

Schedule C-23

as to the following property:

Parcel 1: Lots 22 and 23, Block 27, Original Town of Denver City, Yoakum County, Texas; and
Parcel 2: Lots 24 and 25, Block 27, Original Town of Denver City, Yoakum County, Texas

SAVE AND EXCEPT the South 75’ of each Lot.

CORRECTIONS: The following are corrections to the description of the Mortgaged Property:

Bailey County, Texas

The Indenture incorrectly included as part of the property identified in the Indenture as SPS Id. No. 5069, called by the Company the “Tolk Railroad Parcel 1”, property that the Company had previously conveyed. The Indenture is corrected to delete and release from the Lien of the Indenture the property conveyed by Southwestern Public Service Company to the City of Muleshoe by deed dated April 28, 1986, and recorded in Volume 163, Page 819 et seq., Deed Records, Bailey County, Texas.

Crosby County, Texas

The description in the Indenture of the property identified as SPS Id. No. 113 and called by SPS the “Ralls Substation” erroneously referred to the recording information of the vesting deed into Southwestern Public Service Company as being recorded at Volume 44, Page 417, Deed Records, Crosby County, Texas, which is the recording information of the Deed into Texas Utilities Company, a predecessor in title to Southwestern Public Service Company. The description of this property in the Indenture is corrected to read as follows:

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
113	Ralls Substation	Volume 62, Page 118 et seq., Deed Records, Crosby County, Texas executed by Texas New Mexico Utilities Company, dated September 12, 1942 and recorded September 17, 1942 as to the following property:

Lot Seven (7), Block One Hundred Eighty-Five (185), Crosby County, Texas.

Schedule C-24

Deaf Smith County, Texas

The description in the Indenture of the property identified as SPS Id. No. 113 and called by SPS the “Hereford Substation” erroneously referred to the recording information of the vesting deed into Southwestern Public Service Company as being recorded under County Clerk’s Document No. 200103, Deed Records, Deaf Smith County, Texas. The correct recording reference for this deed is Volume 90, Page 101 et seq., Deed Records, Deaf Smith County, Texas. The description of this property in the Indenture is corrected to read as follows:

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
162	Hereford Substation	Volume 90, Page 101 et seq., Deed Records, Deaf Smith County, Texas dated September 17, 1942 and recorded September 17, 1942 as to the following property:

Lots One (1), Two (2), Three (3), Four (4), Five (5), Six (6), Seven (7), Eight (8), Nine (9), Ten (10), Eleven (11) and Twelve (12), Block Six (6) in the Original Town of Hereford, Deaf Smith County, Texas.

Gaines County, Texas

The Indenture includes in the description of the Mortgaged Property the property in Gaines County, Texas identified as SPS Id. No. 473, which is called by SPS the “Doss Substation & Seminole Warehouse.” In error the description in the Indenture described this Mortgaged Property as a Parcel of 2.07 acres, more or less. The description of this Mortgaged Property should have included an additional Parcel of 4.72 acres, more or less. The Indenture is hereby corrected to describe this Mortgaged Property as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deeds into Southwestern Public Service Company Recorded at
312 (22-04)	Doss Substation & Seminole Warehouse	Parcel 1: Volume 97, Page 636 et seq., Deed Records, Gaines County, Texas, dated March 7, 1949 and recorded March 19, 1949 (“Parcel 1” of 2.07 acres); and

Schedule C-25

Parcel 2: Volume 375, Page 654 et seq., Deed Records, Gaines County, Texas dated June 7, 1976 and recorded July 22, 1976 (“Parcel 2” of 4.72 acres)

as to the following property:

Parcel 1. A tract of land out of the Northeast corner of Section 193, Block G, W. T. R.R. Co. Survey, Gaines County, Texas, said tract being more particularly described as follows:

BEGINNING at the N.E. corner of said Section One Hundred Ninety-Three (193);

THENCE, West along the North line of Section One Hundred Ninety-Three (193) a distance of 350 feet to a point;

THENCE, South parallel with the East line of Section One Hundred Ninety-Three (193), a distance of 258 feet to a point;

THENCE, East parallel to the North line of Section One Hundred Ninety-Three (193), 350 feet to a point in the East line of said Section One Hundred Ninety-Three (193); and

THENCE, North along the East line of Section One Hundred Ninety-Three (193) to the PLACE OF BEGINNING,

containing 2.07 acres, more or less.

Parcel 2. A tract of land out of Section 193, Block G, W. T. R.R. Co Survey, Gaines County, Texas, said tract being more particularly described as follows:

BEGINNING at a 3/8” iron rod set for the North-Northeast corner of this tract, whence the     Northeast corner of Section 193, Block G, bears North 40.0 feet and East 350.0 feet;

THENCE, South 218.0 feet to a found 3/4” iron pipe set for an “L” corner of this tract;

THENCE, East 300.0 feet to a 3/8” iron rod, the South-Northeast corner of this tract;

Schedule C-26

THENCE, South 63.7 feet to a 3/8” iron rod set in the West R.O.W. line of Farm Road 181, for a     corner of this tract;

THENCE, South 44° 02’ West along the West R.O.W. line of Farm Road 181, a     distance of     331.33 feet to a 3/8” iron rod set for the Southeast corner of this tract;

THENCE, North 79° 00” West 376.61 feet to a 3/8” iron rod set for the Southwest corner of this     tract; and

THENCE, North 448.0 feet to a 3/8” iron rod set in the South R.O.W. line of Southwest Avenue G, for the Northwest corner of this tract; and

THENCE East 300.0 feet to the PLACE OF BEGINNING,

containing 4.72 acres, more or less.

Hansford County, Texas

The Indenture includes in the description of the Mortgaged Property a property in Hansford County, Texas identified therein as SPS Id No. 5154, which is called by SPS the “Hitchland Substation,” and described as being a 5.560 acre tract described by metes and bounds. The Indenture also includes in the description of the Mortgaged Property a property in Hansford County, Texas identified therein as SPS Id No. 5211 called by SPS “Hitchland Substation Parcel 2” and described as being a 26.08 acre tract described by metes and bounds. The Company has determined that the 26.08 acre description includes within its boundaries all of the 5.560 acre tract. The Indenture is hereby corrected to consolidate the references and descriptions of this Mortgaged Property as follows:

SPS Id. No.	Common Name	Deeds into Southwestern Public Service Company Recorded at
5211	Hitchland Substation Parcel 2

County Clerk’s File No. 74866 and in Volume 361, at Page 707 et seq., Official Public Records, Hansford County, Texas dated May 19, 2011 and recorded July 22, 2014 as to a 26.08 acre parcel, which parcel includes within its boundaries a Parcel of 5.560 acres acquired by Deed recorded at County Clerk’s File No. 74866 and in Volume 361, at Page 707

Schedule C-27

et seq., Official Public Records, Hansford County, Texas dated December 23, 2008 and recorded April 16, 2009 as to the following property:

A tract of land out of Section 10, Public Free School Land, Block Number 1, Hansford County, Texas, further being a portion of that tract of land designated as Tract 3 in that certain instrument recorded in Volume 285, Page 800, of the Deed Records of Hansford County, Texas, said tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. July 20, 2008 and being described by metes and bounds as follows:

COMMENCING at a 1/2” iron rod with cap found in the South line of said Section Number 10, for the Northwest corner of Section 30, Block P, H. & G. N. R.R. Co. Survey;

THENCE, South 89° 38’ 04” East (Base line) 3721.03 feet along the common line of said Sections 10 and 30 to a point from whence a 1 1/4 inch iron pipe found for the Southeast corner of said Section 10, bears South 89° 38’ 04” East 1453.22 feet;

THENCE, North 2372.74 feet to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Southwest and BEGINNING CORNER of this tract of land;

THENCE, North 1420.00 feet to a 1/2” iron rod with cap stamped “Furman RPLS” set for the Northwest corner of this tract of land;

THENCE, East 800.00 feet to a 1/2” iron rod with cap stamped “Furman RPLS” set for the Northeast corner of this tract of land;

THENCE, South 1420.00 feet to a 1/2” iron rod with cap stamped “Furman RPLS” set for the Southwest corner of this tract of land; and

THENCE, West 800.00 feet to the PLACE OF BEGINNING,

containing 26.08 acres, more or less.

Hockley County, Texas

The Indenture includes in the description of the Mortgaged Property the property in Hockley County identified as SPS ID No. 473, which is called by SPS the “Sundown Switch Station.” In error the description in the Indenture described this Mortgaged Property as a parcel of 5.20 acres, more or less. The description of this Mortgaged Property should have included an additional

Schedule C-28

parcel of land of 8.48 acres, more or less. The Indenture is hereby corrected to describe this Mortgaged Property as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deeds into Southwestern Public Service Company Recorded at
473 (29-11)	Sundown Switch Station

Parcel 1: Volume 272, Page 129 et seq. Deed Records, Hockley County, Texas, dated March 23, 1970 and recorded April 6, 1970 as to a parcel of 5.20 acres, more or less (“Parcel 1”); and

Parcel 2: Volume 215, Page 604 et seq. Deed Records, Hockley County, Texas, dated February 26, 1964 and recorded March 3, 1964 as to a parcel of 8.48 acres, more or less (“Parcel 2”)

as to the following property:

Parcel 1: A tract of land in Tract Two (2), Wilson Sanford Subdivision out of League Forty-One (41) Maverick County School Land, Hockley County, Texas, and being further described by metes and bounds as follows:

BEGINNING at the Southwest corner of said Tract Two (2):

THENCE, N. 0° 59’ 48” E., along the West line of said Tract Two (2) a distance of 405.0 feet to a point;

THENCE, S. 89° 02’ E., parallel with the South line of said Tract Two (2), a distance of 560.0 feet to a point;

THENCE, S. 0° 59’ 48” W., parallel with the West line of said Tract Two (2), a distance of 405.0 feet to a point in the South line of said Tract Two (2); and

THENCE, N. 89° 02’ W., a distance of 560.0 feet to the PLACE OF BEGINNING,

containing 5.20 acres, more or less.

Schedule C-29

Parcel 2: A tract of land in Tract Two (2), Wilson Sanford Subdivision out of League Forty-one (41), Maverick County School Land, Hockley County, Texas, containing 8.48 acres of land and being further described by metes and bounds as follows:

BEGINNING at a point in the West line of said Tract 2, lying 405.0 feet North of the Southwest corner of said Tract 2;

THENCE, North 0 deg. 59’ 48” E, along the West line of Tract 2 a distance of 660.0 feet to a point;

THENCE, South 89 deg. 02’ E, parallel with the South line of said Tract 2, a distance of 560.0 feet to a point;

THENCE, South 0 deg. 59’ 48” W, parallel with the West line of said Tract 2 a distance of 660.0 feet to a point; and

THENCE, North 89 deg. 02’ W, parallel to the South line of said Tract 2 a distance of 560.0 feet to the PLACE OF BEGINNING,

containing 8.48 acres, more or less.

Lamb County, Texas

The Indenture includes in the description of the Mortgaged Property the property in Lamb County, Texas identified as SPS Id No. 529, which is called by SPS the “Littlefield Substation.” In error the description of this Mortgaged Property did not include the name of the addition in which the lots comprising this Mortgaged Property is located. The Indenture is hereby corrected to describe this Mortgaged Property as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deeds into Southwestern Public Service Company Recorded at
529 (31-18)	Littlefield Substation

Volume 232, Page 28 et seq.,
Deed Records, Lamb County, Texas, dated August 24, 1962, and recorded August 24, 1962, and

Correction Deed in Volume 232, Page 242 et seq., Deed Records, Lamb County, Texas, recorded September 12, 1962

Schedule C-30

as to the following property:

Lots Six (6), Seven (7), Eight (8), Nine (9), Ten (10) and Twelve (12), Block Eighteen (18), College Heights Addition, City of Littlefield, Lamb County, Texas.

The Indenture incorrectly included as part of the Mortgaged Property the property identified in the Indenture as SPS Id. No. 5153 called by the Company the “Lamb County ROW” in Lamb County, Texas. This property was conveyed by Southwestern Public Service Company to Olton Grain Co-op, Inc. by deed dated April 3, 2002, and recorded in Volume 539, Page 1 et seq., Deed Records, Lamb County Texas. The Indenture is corrected to delete and release the following described property from the Indenture:

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded in
5153	Lamb County ROW	Volume 451, at Page 399 et seq., Official Public Records, Lamb County, Texas dated June 23, 1994 as to a 16.38 acre tract of land out of the west part of Section 25, Block 0-2, D. & S.E. RR Co. Survey, Lamb County, Texas:
BEGINNING at a steel rod at the N.W. Corner of Section 25, Block 0-2, Lamb County, Texas;
THENCE, South along the west line of Section 25, 5,223.3 feet to the north right-of-way line of U.S. Highway No. 70;
THENCE, East 128.0 feet along the north right-of-way line of said highway to a 1-inch pipe;
THENCE, North parallel and 128.0 feet east of the West line of Section 25, 4,923.3 feet to a 3/8-inch steel rod;
THENCE, East, 150.0 feet to a 3/8-inch steel rod;
THENCE, North, 300.0 feet to a 3/8-inch steel rod on the north line of Section 25;

THENCE, West 278.0 feet to the PLACE OF BEGINNING and containing 16.38 acres.

Lubbock County, Texas

The Indenture includes in the description of the Mortgaged Property the property identified in Lubbock County, Texas identified as SPS Id No. 710, which is called by SPS “Slaton Substation Parcel 1.” In error the description of this Mortgaged Property did not include Lot 15. The Indenture is hereby corrected to describe this Mortgaged Property as follows:

Schedule C-31

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
710 (32-28)	Slaton Substation Parcel 1	Volume 269, Page 108 et seq. Deed Records, Lubbock County, Texas dated September 17, 1942, and recorded September 18, 1942,

as to the following property:

Lots Fifteen (15) and Sixteen (16), Block “B”, Original Town of Slaton, Lubbock County, Texas, according to the map, plat and/or dedication deed thereof, recorded in Volume 79, Page 345 of the Deed Records of Lubbock County, Texas.

Ochiltree County

The following property known as the “Whippo Substation Site” has been conveyed by the Company by Quitclaim Deed to Gloria Griggs Revocable Trust dated December 4, 2015 and recorded under Ochiltree County Clerk’s File No. 2015-2527, and is hereby released from the Lien of the Indenture:

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
820	Whippo Substation Site	Volume 538, Page 82 et seq., Official Public Records, Ochiltree County, Texas

as to the following property:

A tract of land in the Northeast corner of Section Three (3), Block Twelve (12), H. & G.N. R.R. Co. Survey in Ochiltree County, Texas, save and excepting the public roads at the Northeast corner of said Section Three (3), Block Twelve (12), described by metes and bounds as follows:

BEGINNING at brass capped rod marked “CPS” the N.E. and beginning corner of this tract, from which a nail and bottle cap set in E-W black top road same being the common corner of Section Two (2) and Three (3) in Block Twelve (12) bears East 30 feet and N. 0º 12’ W. 60 feet;

Schedule C-32

THENCE, S. 0º 12’ E. 295.16 feet along the W. right-of-way of a 60 feet N-S graded public road same being 30 feet from and parallel with the E. section line to brass capped rod marked “CPS” the S.E. corner of this tract from which a 1 ¼” iron pipe the common corner of Sections Two (2), Three (3), Fourteen (14) and Fifteen (15) in Block Twelve (12) bears S. 4935.24 feet and East 30 feet;

THENCE, West 295.16 feet to brass capped rod marked “CPS” the S.W. corner of this tract;

THENCE, N. 0º 12’ W. 295.16 feet to brass capped rod marked “CPS” the N.W. corner of this tract same being set in the South right-of-way of E-W black top road No. 192, from which center line of said road No. 192 same being the N. line of Section Three (3) in Block Twelve (12) bears N. 0º 12’ W. 60 feet, from which the common corner of Section Three (3) and Four (4) in Block Twelve (12) bears West 4961.5 feet and N. 0º 12’ W. 60 feet; and

THENCE, East 295.16 ft. along the S. right-of-way of road No. 192 same being 60 feet from and parallel with the N. section line to the PLACE OF BEGINNING of this tract, and containing 2 acres of land, more or 1ess.

Potter County, Texas

The Indenture describes the Mortgaged Property identified as SPS 940 and referred to as the “Pole Yard Parking” and the Mortgaged Property identified as SPS 5122 and referred to as the “Service Building Northeast” by a metes and bounds description. This property has been replatted and its description is corrected to be as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deeds into Southwestern Public Service Company Recorded at
940 and 5122 (3715) and (3722)	Pole Yard Parking and Service Building Northeast called Potter County Service Center

Volume 315, Page 299 et seq.,
Deed Records, Potter County, Texas dated May 6, 1942 and recorded June 16, 1942, and

Volume 554, Page 119 et seq.,
Deed Records, Potter County, Texas, dated March 16, 1951 and recorded in July 11, 1951 as to the following property:

Lot 1, Block 1, S.P.S. Subdivision # 1, an addition to the City of Amarillo, according to the plat thereof recorded in the Deed Records, Potter County, Texas.

Schedule C-33

Randall County, Texas

The Indenture describes the Mortgaged Property identified as SPS 927 and referred to as the “Amarillo (Estacado) Substation” by a metes and bounds description. This property has been replatted and its description is corrected to be as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
927 (3820)	Amarillo (Estacado) Substation	Volume 707, Page 213 et seq., Deed Records, Randall County, Texas dated February 19, 1980, and recorded March 31, 1980 as to the following property:

Lot 1, Block 1, Unit No. 1 of S.P.S. Estacado Subdivision, an addition to the City of Amarillo, according to the plat thereof recorded in Volume 1006, Page 120, Deed Records, Randall County, Texas.

The Indenture describes the Mortgaged Property identified as SPS 983 and referred to in Indenture as “Amarillo (34th Street) Substation” by a metes and bounds description. This property has been replatted and its description is corrected to be as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
983 (3819)	Amarillo (34th Street) Substation	Volume 655, Page 81 et seq., Deed Records, Randall County, Texas dated August 4, 1978, and recorded August 16, 1978 as to the following property:

Lot 22, Block 87, Unit No. 45 of Olsen Park Addition to the City of Amarillo, according to the plat thereof recorded in Volume 651, Page 699, Deed Records, Randall County, Texas.

Schedule C-34

The Indenture describes the Mortgaged Property identified as SPS 988 and referred to in Indenture as “Hillside Substation” by a metes and bounds description. This property has been replatted and its description is corrected to be as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
988 (3826)	Hillside Substation	Document No. 2005001314, Official Public Records, Randall County, Texas, dated September 2004, and recorded January 28, 2005 as to the following property:

Lot 178, Block 5, Hillside Terrace Estates Unit No. 15, an addition to the City of Amarillo, according to the plat thereof recorded under Clerk’s Document No. 2011015246, Randall County, Texas.

The Indenture describes the Mortgaged Property identified as SPS 5073 and referred to in Indenture as “Randall County Transmission Line” by a metes and bounds description. This property has been replatted and its description is corrected to be as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
5073 (3822)	Randall County Transmission Line	Volume 364, Page 157 et seq., Deed Records, Randall County, Texas, dated December 2, 1965, and recorded December 2, 1965 as to the following property:

Lot 31, Block 5, Osage Acres Unit No. 4, an addition to the City of Amarillo, according to the plat thereof recorded in Volume 1724, Page 106, Deed Records, Randall County, Texas.

The Indenture describes the Mortgaged Property identified as SPS 5127 and referred to in Indenture as “Service Center Southwest” by a metes and bounds description. This property has been replatted and its description is corrected to be as follows:

Schedule C-35

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
5127 (3809)	Service Center Southwest	Volume 334, Page 216 et seq., Deed Records, Randall County, Texas, dated May 20, 1964, and recorded June 4, 1964 as to the following property:

Lot 1, Block 1, SPS Addition Unit No. 1, an addition to the City of Amarillo, according to the plat thereof recorded in Volume 665 Page 401, Official Real Property Records, Randall County, Texas; and Lot 2, Block 1 SPS Addition Unit No. 2, an addition to the City of Amarillo, according to the plat thereof recorded in Volume 824 Page 377 et seq., Official Real Property Records, Randall County, Texas.

The Indenture describes the Mortgaged Property identified as SPS 5128 and referred to in Indenture “Puckett West Substation” by a metes and bounds description. This property has been replatted and its description is corrected to be as follows:

SPS Id. No. (RS Id. No.)	Common Name	Deed into Southwestern Public Service Company Recorded at
5128 (3821)	Puckett West Substation	Volume 724, Page 513 et seq., Deed Records, Randall County, Texas, dated September 4, 1980, and recorded November 5, 1980 as to the following property:

Lot 18, Block 27, Puckett West Unit No. 10, an addition to the City of Amarillo, according to the plat thereof recorded in Volume 722, Page 463, Deed Records, Randall County, Texas.

Sherman County

The Indenture incorrectly included as part of the Mortgaged Property the following property as part of the property identified in the Indenture as SPS Id. No. 1040 called by the Company the “Sherman Substation” in Sherman County, Texas:

Schedule C-36

Lots One (1), Two (2), and Three (3), in Block One Hundred Nineteen (119) in the Town of Stratford, Sherman County, Texas, as shown by the recorded map and plat thereof which property was conveyed by Southwestern Public Service Company to H. L. McMahen by deed dated August 15, 1962, and recorded in Volume 162, Page 463 et seq., Deed Records, Sherman County Texas. The Indenture is corrected to delete and release the above described property from the Indenture. The balance of the property identified in the Indenture as SPS Id. No. 1040 as the “Sherman Substation” in Sherman County, Texas is not hereby released.

2.    Water Rights. The following described water rights acquired by the Company and described in the following Deeds into the Company (the “Water Rights”):

Gaines County, Texas

SPS Id. No.	Common Name	Deeds into Southwestern Public Service Company Recorded at
5214	Gaines County Generation Plant

Tract 1: Document No. 2015-4408, Official Public Records, Gaines County, Texas executed by A.L.H.M., Inc. and dated August 3, 2015 and recorded August 4, 2015;

Tract 2: Document No. 2015-4412, Official Public Records, Gaines County, Texas executed by F.A.C.E., Inc. and dated August 3, 2015 and recorded August 4, 2015;

Tract 3: Document No. 2015-4410, Official Public Records, Gaines County, Texas executed by 3 JK’s, Inc., Inc. and dated August 3, 2015 and recorded August 4, 2015;

Tract 4: Document No. 2015-4411, Official Public Records, Gaines County, Texas executed by J.D.C. Farms and dated August 3, 2015 and recorded August 4, 2015; and

Schedule C-37

Tract 5: Document No. 2015-4409, Official Public Records, Gaines County, Texas executed by A.J.K., Inc. and dated August 3, 2015 and recorded August 4, 2015 as all ground water and ground water rights as to the following property:

Tract 1: The Southwest one-fourth (SW/4) and the Southwest One-half of the Southeast One-Fourth (SW/2 of SE/4) of Section 6, Block A-12, Public School Land, Gaines County, Texas.

Tract 2: The Northwest One-fourth (NW/4) of Section 6, Block A-12, Public School Land, Gaines County, Texas.

Tract 3: The Northeast One-fourth (NE/4) and the Northeast One-half of the Southeast One-fourth (NE/2 of SE/4) of Section 6, Block A-12, Public School Land, Gaines County, Texas.

Tract 4: The West One-half (W/2) of Section Seven (7), Block A-12, Public School Land, Gaines County, Texas.

Tract 5: The East One-half (E/2) of Section Seven (7), Block A-12, Public School Land, Gaines County, Texas.
Lamb County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5207	Water Rights Rose Tract 1	Document No. 2074, Volume 723, Page 7 et seq., Official Records, Lamb County, Texas and dated October 28, 2014 and recorded November 13, 2014 as to all groundwater and groundwater rights to the Ogallala Aquifer in and to the following property:

A tract of land containing the East part of Section 3, all of Section 4, and approximately 4.8 acres in the Northwest part of Section 5, all in Block B, R. M. Thomson Survey,

Schedule C-38

Lamb County, Texas, and being a part of the lands surveyed by Carl Williams in 1976 (copy of record in Cause Number 7815, District Clerk’s Office, Lamb County, Texas) this tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1-1/4 inch iron pipe found in the South line of Block B and the North line of Block T, T. A. Thomson Survey, as found marking the Southeast corner of Section 4, Block B, R. M. Thomson Survey, Lamb County, Texas, the Southeast corner of this tract;

THENCE, North 87° 5’ 11’’ West (bearings referenced to the Texas Coordinate System, North Central Zone, NAD 83), 5280.43 feet to a 1-1/4 inch steel shaft found marking the Southwest corner of Section 4 and the Southeast corner of Section 3, Block B, and the Northeast corner of Section 3, Block T;

THENCE, North 87° 2’ 59” West, 2632.07 feet along the South line of Section 3, Block B to a one inch iron pipe set for the Southwest corner of this tract;

THENCE, North 2° 50’ 21” East, 4924.66 feet to a 1-1/4 inch iron pipe found in the North line of Section 3, Block B for the Northwest corner of this tract;

THENCE, South 87° 59’ 56” East, 2631.46 feet to a 1-1/4 inch steel shaft found marking the Northeast corner of Section 3 and the Northwest corner of Section 4, Block B;

THENCE, South 88° 3’ 49” East, 5283.10 feet to a 3/4 inch steel shaft found marking the Northeast corner of Section 4 and the Northwest corner of Section 5, Block B;

THENCE, South 88° 2’ 17” East, 82.27 feet along the North line of Section 5 Block B to a one inch iron pipe set for the Northeast of a tract sometimes referred to as a 4.8 acre tract for the Northeast corner of this tract;

THENCE, South 2° 51’ 7” West, parallel to the East line of Section 4 a distance of 2529.61 feet to a one inch iron pipe found, marking the Southeast corner of the tract sometimes referred to as 4.8 acres;

THENCE, North 86° 59’ West, 82.26 feet to a one inch iron pipe set in the East line of Section 4 for a corner of this tract; and

THENCE, South 2° 51’ 7” West, 2530.24 feet along the East line of Section 4 to the PLACE OF BEGINNING.

containing 911.45 acres, more or less.

Schedule C-39

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5208	Water Rights Rose Tract 2	Document No. 2072, Volume 722, Page 873 et seq., Official Records, Lamb County, Texas and dated October 28, 2014 and recorded November 13, 2014 as to all groundwater and groundwater rights to the Ogallala Aquifer in and to the following property:

A tract of land containing the Northeast quarter of Section 2 and the North half of Section 3, all in Block T, T. A. Thomson Survey, Lamb County, Texas, and being a part of the lands surveyed by Carl Williams in 1976 (copy of record in Cause Number 7815, District Clerk’s Office, Lamb County, Texas) this tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1-1/4 inch steel shaft found in the South line of Block B, and the North line of Block T, T. A. Thomson Survey, as found marking the Southeast corner of Section 3, Block B, R. M. Thomson Survey, and the Northeast corner of Section 3, Block T, T. A. Thomson Survey, Lamb County, Texas, the Northeast corner of this tract;

THENCE South 2° 44’ 33” West (bearings referenced to the Texas Coordinate System, North Central Zone, NAD 83), 2964.53 feet along the East line of Section 3 to a one inch iron pipe set for the Southeast corner of the Northeast quarter of Section 3, Block T for the Southeast corner of this tract, from this point a 1/2 inch iron rod found with a cap marked “Newton” bears South 2° 44’ 33” West, 2964.53 feet;

THENCE North 87° 6’ 45” West, 5285.47 feet to a 1-1/4 inch iron pipe found marking the Southeast corner of the Northeast quarter of Section 2 and the Southwest corner of the North half of Section 3 for a corner of this tract;

THENCE North 87° 0’ 14” West, 2649.01 feet to a +3 inch iron pipe found for the Southwest corner of the Northeast quarter of Section 2 for the Southwest corner of this tract;

THENCE North 2° 52’ 6” East, 2964.63 feet to a 1-1/4 inch iron pipe found for the Northwest corner of the Northeast quarter of Section 2 for the Northwest corner of this tract;

Schedule C-40

THENCE South 87° 7’ 35” East, 2642.70 feet to a one inch iron pipe set for the Northeast corner of Section 2; and

THENCE South 87° 2’ 59” East, at 2653.20 feet pass a one inch iron pipe set, at a total distance of 5285.27 feet to the PLACE OF BEGINNING.

contains 540.30 acres, more or less.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5209	Water Rights Rose Tract 3	Document No. 2073, Volume 723, Page 1 et seq., Official Records, Lamb County, Texas and dated October 29, 2016 and recorded November 13, 2014 as to all groundwater and groundwater rights to the Ogallala Aquifer in and to the following property:

A tract of land containing a portion of the South half of Section 18, Block B, D. & S.E. Railroad Company Survey, and the West part of Section 3, Block B, R. M. Thomson Survey (this portion surveyed by Carl Williams in 1976, copy of survey of record in Cause Number 7815, District Clerk’s Office Lamb County Texas), all in Lamb County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a one inch iron pipe set at the remains of a five gallon can in the North line of Block B, R. M. Thomson Survey, the Southwest corner of Section 18, Block B, D. & S.E. Railroad Company Survey, Lamb County, Texas, the Southwest corner of this tract;

THENCE, North 2° 1’ 16” East (bearings referenced to the Texas Coordinate System, North Central Zone, NAD 83), 2640.10 feet along the West line of Section 18 to a one inch iron pipe set at the midpoint of the West line of Section 18 for the Northwest corner of this tract, from this point a 3/4 inch iron pipe found for the Northwest corner of Section 18 bears North 2° 1’ 16” East, 2640.10 feet;

THENCE, South 87° 59’ 58” East 3814.46 feet to a 3/8 inch iron rod with cap stamped “HBD” set;

THENCE, South 02° 00’ 02” West, a distance of 295.16 feet to a 3/8 inch iron rod with cap stamped “HBD” set;

Schedule C-41

THENCE, South 87° 59’ 58” East, a distance of 295.16 feet to a 3/8 inch iron rod with cap stamped “HBD” set;

THENCE, North 02° 00’ 02” East, a distance of 295.16 feet to a 3/8 inch iron rod with cap stamped “HBD” set;

THENCE, South 87° 59’ 58” East, a distance of 1168.38 feet to a point, the midpoint of the East line of Section 18 for the Northeast corner of this tract, from this point a 1/2 inch iron rod found marking the Northeast corner of Section 18 bears North 1° 59’ 14” East, 2639.10 feet;

THENCE, South 1° 59’ 14” West, 2639.09 feet along the East line of Section 18 to an old split one inch iron pipe found in the North line of Block B, R. M. Thomson Survey, the Southeast corner of Section 18 and the Southeast corner of this tract,

THENCE, South 87° 59’ 56” East, 618.93 feet to a 1-1/4 inch iron pipe as found marking the Northeast corner of the West part of Section 3 for a Northeast corner of this tract;

THENCE, South 2° 50’ 21” West 4924.66 feet to a one inch iron pipe set in the South line of Section 3, Block B and in the North line of Section 3, Block T, T.A. Thomson Survey for the Southeast corner of this tract;

THENCE, North 87° 2’ 59” West, 2653.20 feet to a one inch iron pipe set at the Southwest corner of Section 3, Block B, and the Northwest corner of Section 3 Block T for a Southwest corner of this tract,

THENCE, North 2° 51’ 51” East, 4880.34 feet along the West line of Section 3, Block B to a point in the South line of Section 18, Block B for the Northwest corner of Section 3, from this point a 1-1/4 inch iron pipe found bears North 3° East, 2.90 feet; and

THENCE, North 88° 0’ 37” West, 3247.15 feet along the South line of Section 18 to the PLACE OF BEGINNING.

containing 616.37 acres, more or less.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5210	Water Rights Rose Tract 4	Document No. 2071, Volume 722, Page 865 et seq., Official Records, Lamb County, Texas and dated October 29, 2014

Schedule C-42

and recorded November 13, 2014

as to all groundwater and groundwater rights to the Ogallala Aquifer in and to the following property:

A tract of land containing the Northeast quarter of Section 1, the West half and the Southeast quarter of Section 2, and the North half of Section 11, all in Block T, T. A. Thomson Survey, Lamb County, Texas, and being a part of the lands surveyed by Carl Williams in 1976 (copy of record in Cause Number 7815; District Clerk’s Office, Lamb County, Texas) this tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1-1/4 inch iron pipe found in the South line of Block B and the North line of Block T, T. A. Thomson Survey, as found marking the Southwest corner of Section 2, Block B, R. M. Thomson Survey, and the Northeast corner of Section 1, Block T, T. A. Thomson Survey, Lamb County, Texas, a corner of this tract;

THENCE, South 87° 4’ 47” East (bearings referenced to the Texas Coordinate System, North Central Zone, NAD 83), 2642.18 feet to a 1-1/4 inch iron pipe found marking the Northeast corner of the Northwest quarter of Section 2, Block T for a corner of this tract from this point a one inch iron pipe set for the Northeast corner of Section 2, Block T bears South 87° 7’ 35” East, 2642.7 feet;

THENCE, South 2° 52’ 6” West, 2964.63 feet to a +3 inch iron pipe as found marking the Southeast corner of the Northwest quarter of Section 2, at the corner of fences to the North and East for a corner of this tract;

THENCE, South 87° 0’ 14” East, 2649.01 feet to a 1-1/4 inch iron pipe found for the Southeast corner of the Northeast quarter of Section 2 for a corner of this tract;

THENCE, South 2° 53’ 5” West, 2960.92 feet to a 1-1/4 inch iron pipe found for the Southeast corner of the Southeast quarter of Section 2 for a corner of this tract;

THENCE, South 2° 44’ 46” West, 2629.89 feet to a one inch iron pipe set for the Southeast corner of the Northeast quarter of Section 11 for a corner of this tract;

THENCE, North 87° 2’ 53” West, at 2646.91 feet pass a 1-1/4 inch iron pipe found in the top of a large wood gatepost, continuing for a total distance of 5297.38 feet to a one inch iron pipe set for the Southwest corner of the Northwest quarter of Section 11 for a corner of this tract, from this point a tall 1-1/4 inch iron

Schedule C-43

pipe found marking the Southwest corner of Section 11 bears South 2° 53’ 34” West, 2642.73 feet;

THENCE, North 2° 53’ 34” East, 2630.17 feet to a tall 3/4 inch iron pipe found for the Northwest corner of Section 11 and the Southwest corner of Section 2;

THENCE, North 2° 51’ 59” East, 2964.32 feet to a 1-1/4 inch iron pipe found marking the Southeast corner of the Northeast quarter of Section 1, Block T for a corner of this tract;

THENCE, North 86° 59’ 9” West, 2642.19 feet to a 1-1/4 inch iron pipe found marking the Southwest corner of the Northeast quarter of Section 1, Block T for a corner of this tract;

THENCE, North 2° 54’ 18” East 2968.56 feet to a 1-1/4 inch iron pipe found marking the Northwest corner of the Northeast quarter of Section 1, Block T for a corner of this tract; and

THENCE, South 86° 50’ 0” East, 2640.74 feet to the PLACE OF BEGINNING.

contains 1039.05 acres, more or less.

[New Mexico properties on following pages]

Schedule C-44

THE FOLLOWING PROPERTIES ARE IN THE STATE OF NEW MEXICO.

EDDY COUNTY, NEW MEXICO:

North Loving Substation
SPS Id No: 5201

Tract 1 of the NORTH LOVING SUBSTATION PLAT OF SURVEY, being part of Tracts 3, 5, and 6, KIMBLEY WATER SALE #3, in the NW/4 of Section 19, Township 23 south, Range 28 East, N.M.P.M., Eddy County, New Mexico, as shown on the official plat thereof on file in the office of the County Clerk of Eddy County, New Mexico.

EXCEPTING HEREFROM, all oil, gas and other minerals.

South Loving Substation
SPS Id No: 5222

[continued on following page]

Schedule C-45

LEA COUNTY, NEW MEXICO:

Cardinal Substation
SPS Id No: 5223

The following described real estate in Lea County, New Mexico:

Pearl Substation
SPS Id No: 5221

[continued on following page]

Schedule C-46

ROOSEVELT COUNTY, NEW MEXICO:

Kilgore Substation
SPS Id No: 5206

A tract of land out of the North Half of the Northeast Quarter of the Southeast Quarter (N/2NE/4SE/4) and the Southeast Quarter of the Northeast Quarter (SE/4NE/4) of Section Thirty-six (36), Township One(1) South, Range Thirty-four (34) East, NMPM, Roosevelt County, New Mexico, described by metes and bounds as follows: Commencing at a 1 inch iron pipe found for the reputed Southwest corner of the Northeast Quarter of the Southeast Quarter (NE/4SE/4) of Section Thirty-six (36), Township One (1) South, Range Thirty-four (34) East, NMPM, Roosevelt County, New Mexico, whence the Northwest corner of the Northeast Quarter of the Northeast Quarter (NE/4NE/4) bears N 00°37’14” W3984.38 feet and the Southeast corner of said section bears N 88°36’46” E 1320.29 feet and S 00°33’40” E 1329.63 feet;
thence, N 00°37’14” W along the West line of the Northeast Quarter of the Southeast Quarter (NE/4SE/4) of said section, 667.21 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for the Southwest corner of the North Half of the Northeast Quarter of the Southeast Quarter (N/2NE/4SE/4) of said section and also being the Southwest and beginning corner of this tract;
thence, continuing N 00°37’14” W along the West line of the Northeast Quarter of the Southeast Quarter (NE/4SE/4) of said section, 146.70 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set in the South monumented line of Oakwood Manor Estates as shown by the plat thereof of record as Document No.20091329 and Document No. 20101285, Clerk’s Records;
thence, N 88L038’49” E along-the South monumented line of Oakwood Manor Estates, 8.86 feet to a 1/2 inch iron rod found for the Southeast corner of said Oakwood Manor Estates;
thence, N 00°00’12” East along the East monumented line of Oakwood Manor Estates, 1176.16 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for the Northeast corner of said Oakwood Manor Estates; thence, S 88°29’16” W along the North monumented line of Oakwood Manor Estates, 21,67 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set in the West line of the Southeast Quarter of the Northeast Quarter (SE/4NE/4) of said section whence a 1/2 inch iron rod found bears S 88°29’16” West 2.68 feet;
thence, N 00°37’14” W 665.84 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for the Northwest corner of the Southeast Quarter of the Northeast Quarter (SE/4NE/4) of said section whence a 1/2 inch iron rod bears S 88°32’06” W 1.23 feet;
thence, N 88°32’06”, E along the North line of the Southeast Quarter of the Northeast Quarter (SE/4NE/4) of said section, 70.01 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for corner;
thence, S 02°29’08” E 666.13 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for corner;
thence, S 01°17’05” E 853.16 feet a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for corner;
thence, N 88°42’55” E 369.60 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for corner;
thence, S 01°17’05” E 399.35 feet to a 1/2 inch rod with plastic cap stamped “NMPLS 15514” set for corner;

Schedule C-47

thence, N 88°42’55” E 845.22 feet to a 1/2 inch rod with plastic cap stamped “NMPLS 15514” set in the East line of said section;
thence, S 00°33’40” E along the East line of said section, 70.01 feet to a 1/2 inch iron rod with plastic cap stamped “NMPLS 15514” set for the Southeast corner of the North Half of the Northeast Quarter of the Southeast Quarter (N/2NE/4SE/4) of said section;
thence, S 88°42’55” W along the South line of the North Half of the Northeast Quarter of the Southeast Quarter (N/2NE/4SE/4) of said section, at 30.07 feet pass a 1/2 inch iron rod found, at 1313.69 feet pass a 1/2 inch iron rod found and at a total distance of 1320.95 feet the place of beginning.

Schedule C-48